                                                        EXHIBIT 99.4

CONFORMED COPY

                               KMART CORPORATION



                                 NOTE AGREEMENT



                          Dated as of January 1, 1992





                                      Re:

                     U.S. $71,417,590 9.06% Senior Secured
                           Notes Due February 1, 2012

                              TABLE OF CONTENTS

SECTION                                        HEADING                                                          PAGE
Parties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1

SECTION 1.           PROPOSED FINANCING OF COLLATERAL   . . . . . . . . . . . . . . . . . . . . . . . . . .        1

SECTION 2.           SECURITY FOR THE NOTES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2

SECTION 3.           SALE OF NOTES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2

SECTION 4.           REPRESENTATIONS OF THE COMPANY   . . . . . . . . . . . . . . . . . . . . . . . . . . .        3

SECTION 5.           REPRESENTATIONS OF THE PURCHASER   . . . . . . . . . . . . . . . . . . . . . . . . . .        3

SECTION 6.           CLOSING CONDITIONS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4

SECTION 7.           INTERPRETATION OF AGREEMENT; DEFINITIONS   . . . . . . . . . . . . . . . . . . . . . .        8

SECTION 8.           IMPROVEMENT NOTES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       12

SECTION 9.           EXPENSES AND TAXES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       12

SECTION 10.          PAYMENT OF NOTES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       14

SECTION 11.          SUBSTITUTION OF PURCHASER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       14

SECTION 12.          SUCCESSORS AND ASSIGNS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       15

SECTION 13.          SURVIVAL OF COVENANTS AND REPRESENTATIONS  . . . . . . . . . . . . . . . . . . . . . .       15

SECTION 14.          SEVERABILITY   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       15

SECTION 15.          COMMUNICATIONS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       15

SECTION 16.          LAW GOVERNING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       15



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
SECTION 17.          COUNTERPARTS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       16

SECTION 18.          HEADINGS AND TABLE OF CONTENTS   . . . . . . . . . . . . . . . . . . . . . . . . . . .       16

Signatures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       17

ATTACHMENTS TO NOTE AGREEMENT:
Schedule I  -  Names and Addresses of Purchasers
Schedule II -  Description of Properties
Exhibit A   -  Trust Indenture
Exhibit B   -  Form of Mortgage
Exhibit C   -  Closing Certificate
Exhibit D   -  Description of Special Counsel's Closing Opinion
Exhibit E   -  Description of Closing Opinion of Independent Counsel to the
               Company
Exhibit F   -  Description of Closing Opinion of General Counsel to the Company

                               KMART CORPORATION
                           International Headquarters
                           3100 West Big Beaver Road
                           Troy, Michigan 48084-3163

                                 NOTE AGREEMENT

                Re: U.S. $71,417,590 9.06% Senior Secured Notes
                              Due February 1, 2012

                                                                     Dated as of
                                                                 January 1, 1992


To the Purchaser named in Schedule I
  attached hereto which is a signatory
  to this Agreement

Ladies and Gentlemen:

       KMART CORPORATION, a Michigan corporation (the "Company"), agrees with you as follows:

SECTION 1.    PROPOSED FINANCING OF COLLATERAL.

       The Company requires funds to finance the Total Cost incurred in the construction of ten retail discount stores more fully described on Schedule II, Part A, title to each of which stores is owned in fee by the Company (individually a "Fee-Owned Mortgaged Property" and collectively the "Fee-Owned Mortgaged Properties") and to finance the Total Cost incurred in the construction of one retail discount store more fully described on Schedule II, Part B, in which the Company holds a leasehold interest (the "Leasehold Mortgaged Property", said Leasehold Mortgaged Property, together with the Fee-Owned Mortgaged Properties, being hereinafter referred to collectively as the "Mortgaged Properties"). In order to finance 100% of the Total Cost incurred in constructing each of the Mortgaged Properties, the Company will authorize the issue and sale of its 9.06% Senior Secured Notes Due February 1, 2012 (the "Notes") in an aggregate principal amount not exceeding U.S. $71,417,590 (subject to adjustment as provided in Section 1(e) hereof). The term "Notes" as used herein shall include each Note delivered pursuant to this Agreement and the separate Agreements with the other Purchasers named in
Schedule 1, together with any Improvement Notes which may be issued from time to time pursuant to the Indenture hereinafter referred to. You and the other Purchasers named in the Schedule 1 are hereinafter sometimes referred to as the "Purchasers." Words and phrases not otherwise defined herein shall have the meanings assigned thereto in Section 7 hereof.

       (b) The Notes will be dated the date of issue, will bear interest at the rate of 9.06% per annum, will bear interest on overdue principal (including any overdue required or optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on overdue installment of interest, in any such case from and including the due date thereof to but not including the date of payment thereof, at the Overdue Rate and will be expressed to mature as follows:

              (1) one installment of interest only for the period from and including the date of issue to but not including February 1, 1992, payable on February 1, 1992;

              (2) two hundred thirty-nine (239) equal installments, including both principal and interest, each in an amount equal to .903589% of the original principal amount of the Notes, payable monthly on March 1, 1992 and on the first day of each month thereafter to and including January 1, 2012; and

              (3) a final installment on February 1, 2012, in an amount equal to the entire principal and interest remaining unpaid as of said date.

       The Notes will be in the form attached as Exhibit A to the Indenture hereinafter referred to. Interest on the Notes will be computed on the basis of a 360-day year of twelve 30-day months.

SECTION 2. SECURITY FOR THE NOTES.

       The Notes will be issued under and secured by a Trust Indenture (the "Indenture") substantially in the form attached hereto as Exhibit A from the
Company to XXX as corporate trustee, and   XXXXXXXXXX, as individual trustee
(collectively the "Trustees"). Pursuant to the Indenture, the Company will execute, acknowledge and deliver deeds of trust, deeds to secure debt and/or mortgages (the "Mortgages") substantially in the form attached hereto as Exhibit B (a) with respect to each Fee-Owned Mortgaged Property creating a first priority mortgage lien on all of the Company's right, title and interest in and to each such Fee-Owned Mortgaged Property and (b) with respect to the Leasehold Mortgaged Property creating a first priority mortgage lien on all of the Company's rights and interests in and to such Leasehold Mortgaged Property. In the case of the Leasehold Mortgaged Property, the holder of title thereto and any other Person which has an interest in such Leasehold Mortgaged Property shall enter in a written agreement in form and substance satisfactory to the Purchasers and their special counsel (the "Estoppel Agreement") acknowledging, among other things, the Company's and the Trustee's right of quiet enjoyment of such Leasehold Mortgaged Property.

SECTION 3. SALE OF NOTES.

       (a) Subject to the terms and conditions herein contained and on the basis of the representations and warranties hereinafter set forth, the Company agrees to authorize, issue and sell to you and you agree to purchase from the Company on the date hereinafter specified, Notes of the Company at a price equal to 100% of the principal amount thereof set forth opposite your name in Schedule I.

       (b) Delivery of the Notes will be made at the offices of Chapman and Cutler, 111 West Monroe, Chicago, Illinois 60603, against payment therefor in Federal or other funds current and immediately available at the office of NBD Bank, N.A., 611 Woodward Avenue, Detroit, Michigan, at 12:00 noon Detroit, Michigan time on January 27, 1992 (the "Closing Date").

       (c) The Notes will be delivered to you on the Closing Date in the form of a single Note in the principal amount then to be purchased by you, registered in your name or in the name of such nominee as specified in Schedule I attached hereto.

       (d) Concurrently with the execution and delivery of this Agreement, the Company is entering into the Agreements with the other Purchasers under which such other Purchasers agree to purchase from the Company the principal amount of Notes set opposite each such Purchaser's name in Schedule I, and your obligations and the obligations of the Company hereunder are subject to the execution and delivery of the Agreements by the other Purchasers. Your obligations and those of the other Purchasers shall be several and not joint and you shall not be liable or responsible for the acts or defaults of the other Purchasers.

       (e) Schedule II attached hereto represents the Aggregate Total Cost of the Mortgaged Properties.

SECTION 4.    REPRESENTATIONS OF THE COMPANY.

       The Company represents and warrants that all representations set forth in the form of Closing Certificate attached hereto as Exhibit C are true and correct as of the date hereof and are incorporated herein by reference with the same force and effect as though herein set forth in full.

SECTION 5.    REPRESENTATIONS OF THE PURCHASER.

       You represent that you are purchasing the Notes for your own account, for the purpose of investment and not with a view to distribution thereof, and that you have no present intention of selling, negotiating, or otherwise disposing of the Notes, it being understood, however, that the disposition of your Property shall at all times be and remain within your control. You further represent that you are acquiring the Notes for your own account and with your general corporate assets and not with the assets of any separate account in which any employee benefit plan has any interest.

       As used in this Section 5 the terms "separate account" and "employee benefit plan" shall have the respective meanings assigned to them in ERISA.

SECTION 6.     CLOSING CONDITIONS.

       Your obligation to purchase and pay for the Notes on the Closing Date is subject to the performance by the Company of its agreements hereunder which, by the terms hereof, are to be performed at or prior to the time of each delivery of such Notes and to the following conditions precedent:

       (a) Execution of Agreements. On or prior to the Closing Date, the Indenture, the Mortgages, the Ground Lease and Estoppel Agreement relating to the Leasehold Mortgaged Property shall be in form and substance satisfactory to you and your special counsel, shall have been duly authorized, executed and delivered by the parties thereto and shall be in full force and effect.

       (b) Recordation of Mortgages, UCC's and Estoppel Agreement. On or prior to the Closing Date each Mortgage and all necessary financing statements or similar notices, if and to the extent permitted or required by applicable law, shall have been delivered to the Title Company (as hereinafter defined) in a "New York style closing" for recordation in each public office wherein such recording is deemed necessary or appropriate by you and your special counsel to perfect the lien thereof as against creditors of or purchasers from the Company and the Estoppel Agreement shall have been delivered to the Title Company (as hereinafter defined) in a "New York style closing" for recordation in each public office wherein such recording is deemed necessary or appropriate by you and your special counsel to protect the rights of the Company and the Trustees created thereby.

       (c) Survey. Prior to the Closing Date, the Company shall have caused a physical survey of each parcel of real estate comprising each Mortgaged Property to be made by a registered civil engineer or surveyor licensed in the state in which such parcel is located and shall have furnished to the Trustees and your special counsel a plat of survey duly certified by such engineer or surveyor not more than 90 days prior to the Closing Date, which shall show (1) any encroachments upon such real estate parcel by adjoining buildings or structures, (2) any encroachments on adjoining premises by the building or improvements erected thereon, (3) all easements, (4) means of ingress and egress, (5) flood zone designation boundaries, and (6) setback, height and bulk restrictions, if any. Each survey shall be prepared in accordance with the standard detail requirements for land surveys adopted by the American Land Title Association ("ALTA") and the American Congress on Surveying and Mapping, as revised and in effect on the date of delivery of the survey, and shall be certified to you, the Trustees and your special counsel. You shall also have received such evidence as you may require to evidence compliance by the Company with the requirements of Section 9(i) hereof that the Company shall pay the fees and disbursements of the civil engineer or surveyor incurred in connection with the preparation of the surveys herein referred to.

       (d) Corporate Existence and Authority of Company. On the Closing Date you shall have received, in form and substance reasonably satisfactory to you and your special counsel, such documents and evidence with respect to the Company as you may reasonably request in order to establish the existence and good standing of the Company and the authorization of the transactions contemplated by this Agreement, the Indenture and the Mortgages.

       (e) Cost Certificate. On or prior to the Closing Date, you shall have received from the Company a certificate dated such Closing Date, executed by the President or a Vice President of the Company (1) giving the date of completion of construction of each Mortgaged Property, which date shall not be not earlier than the date of completion set forth in Schedule 11 hereto, (2) stating in detail the actual construction cost of each Mortgaged Property, exclusive in any such case of the cost of trade fixtures, furniture, equipment and other personal property, but including the cost of land, buildings, signs, landscaping, architectural and engineering fees, and (3) demonstrating that the aggregate principal amount of all Notes to be issued on such date does not exceed the Aggregate Total Cost of the Mortgaged Properties.

       (f) Closing Certificate. On the Closing Date, you shall have received from the Company a certificate dated such Closing Date, executed by the President or a Vice President of the Company substantially in the form attached hereto as Exhibit C, the truth and accuracy of which shall be a condition to your obligation to accept and pay for the Notes.

       (g) Evidence of Title. Prior to the Closing Date, the Company shall have obtained the commitment of Chicago Title Insurance Company, Lawyers Title Insurance Corporation or another national title insurance company of good standing selected by the Company and satisfactory to you (the "Title Company"), to issue a policy of mortgage title insurance on a standard ALTA Form Mortgage Title Insurance Policy (Loan Policy-1970 Form with the Comprehensive Endorsement, a Zoning Endorsement or, in lieu thereof, a "certificate of occupancy", a Usury Endorsement, a "Tie-In" Endorsement, where available, an ALTA Form 9 Endorsement or, in lieu thereof, an opinion of local counsel from the state wherein a Mortgaged Property is located to the effect that no provision relating to the payment of the Notes is violative of any law of such state relating to usury, a Contiguity Endorsement, where appropriate, and any other endorsement deemed necessary or appropriate by you or your special counsel) in the aggregate amount which will provide for mortgage title insurance in an amount not less than the aggregate principal amount of Notes being issued on the Closing Date, covering the Mortgaged Properties, and showing marketable record title thereto to be vested in the Company, subject only to:

              (1)    the liens, if any, permitted by the related Mortgage; and

              (2) such other exceptions as shall be satisfactory to you and your special counsel; and
agreeing to insure the Trustees and the holders of the Notes upon the proper execution and recording of each of the Mortgages against loss or damage sustained by reason of such Mortgages not being first and paramount liens upon title to the Mortgaged Properties. The Company will, on the Closing Date, without cost or expense to you, obtain and deliver to you the mortgage title insurance policies contemplated by the commitments of the Title Company. You shall also have received such evidence as you may require to evidence compliance by the Company with requirements of Section 9(i) hereof that the Company shall pay the fees and disbursements of the Title Company incurred in connection with the preparation and issuance of the mortgage title insurance policies herein referred to.

       (h) Regulatory Agency Approvals. On or prior to the Closing Date, you shall be provided with true copies of all licenses, orders, permits and approvals of all state and local governmental licensing or regulatory agencies, having jurisdiction over the construction and operation of each Mortgaged Property, required under applicable laws, regulations and ordinances for the construction and operation of such Mortgaged Property, including, without limitation, a "certificate of occupancy" covering each such Mortgaged Property.

       (i) Casualty and Liability Insurance. On the Closing Date, you shall have received a certificate dated such Closing Date executed by an authorized officer of the Company in form and substance satisfactory to you and your special counsel, dated the Closing Date, stating that the Company is in compliance with the requirements of Section 2.6 of each of the Mortgages.

       (j) Environmental Audit Reports. Prior to the Closing Date, the Company shall have caused to be prepared and submitted and addressed to you, a written Phase I environmental site assessment report in respect of each of the Mortgaged Properties prepared by Westinghouse Environmental and Geotechnical, Inc. ("Westinghouse"), dated not earlier than November, 1991, a letter dated January 17, 1992 from Westinghouse and a written Phase II environmental site assessment report where recommended in the related Phase I environmental site assessment report, each of which reports shall disclose no material violation of any applicable Environmental Legal Requirement and shall be satisfactory in form and substance to you and your special counsel. You shall also have received such evidence as you may require to evidence compliance by the Company with requirements of Section 9(k) hereof that the Company pay the fees and disbursements of the engineer incurred in connection with the preparation of the environmental audits or reports herein referred to.

       (k) Compliance with Agreements. The Company shall have performed and complied with all agreements and conditions contained herein, in the Indenture, in the Mortgages and in the Ground Lease which are required to be performed or complied with by the Company on or prior to the Closing Date.

       (l) Legal Opinions. On the Closing Date, you shall have received from Chapman and Cutler, who are acting as your special counsel in this transaction, from

Dickinson, Wright, Moon, Van Dusen & Freeman, independent counsel to the Company, and from Anthony N. Palizzi, Esq., General Counsel to the Company, their respective opinions dated as of the Closing Date, in form and substance satisfactory to you, covering the matters set forth in Exhibits D, E and F, respectively, hereto. You shall also have received the opinion of special local counsel in each jurisdiction in which any of the Mortgaged Properties is located, in form and substance satisfactory to you.

       (m) Consent of Holders of Other Securities. On or prior to the Closing Date, any consents or approvals required to be obtained from any holder or holders of any outstanding Security of the Company and any amendments of agreements pursuant to which any Securities may have been issued which shall be necessary to permit the consummation of the transactions contemplated hereby shall have been obtained and all such consents or amendments shall be satisfactory in form and substance to you and your special counsel.

       (n) Legality. The Notes shall qualify as a legal investment for you under the laws and regulations of each jurisdiction to which you are subject (without reference to any so-called "basket" provision which permits the making of an investment without restrictions as to the character of the particular investment being made) and shall not subject you to any tax, penalty, liability or onerous conditions under or pursuant to any applicable law or governmental regulation and you shall have received such information as you shall reasonably request from the Company to establish such facts.

       (o) No Defaults. No Default or Event of Default shall exist (either on or as of the Closing Date or immediately after giving effect to the transactions herein contemplated).

       (p) Private Placement Number. On or prior to the Closing Date special counsel to the Purchasers shall have duly made the appropriate filings with Standard & Poor's CUSIP Service Bureau, as agent for the National Association of Insurance Commissioners, in order to obtain, and shall have obtained, a private placement number for the transaction contemplated hereby.

       (q) Funding Instructions. At least one Business Day prior to the Closing Date you shall have received written instructions executed by authorized officer of the Company directing the manner of the payment of funds and setting forth (1) the name of the transferee bank, (2) such transferee bank's ABA number, (3) the account name and number in to which the purchase price for the Notes is to be deposited, and (4) the name and telephone number of the account representative responsible for verifying receipt of such funds.

       (r) Related Transactions. The Company shall have consummated the sale of the entire principal amount of the Notes scheduled to be sold on the Closing Date pursuant to this Agreement and the other Agreements.

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

       (s) Payment of Certain Fees and Expenses. On the Closing Date, the Company shall have paid the fees and disbursements of special counsel to the Purchasers referred to in Section 9(b) hereof.

       (t) Satisfactory Proceedings. All proceedings taken in connection with the transactions contemplated by this Agreement, the Indenture and the Mortgages and all documents necessary to a consummation thereof, shall be satisfactory in form and substance to you and your special counsel and you shall have received a copy (executed or certified as may be appropriate) of all legal documents or proceedings taken in connection with the consummation of said transactions.

       (u) Waiver of Conditions. If on the Closing Date the Company fails to tender to you the Notes or if any of the conditions specified in this
Section 6 have not been fulfilled, you may thereupon elect to be relieved of all further obligations under this Agreement. Without limiting the foregoing, if the conditions specified in this Section 6 have not been fulfilled, you may waive compliance by the Company with any such condition to such extent as you may in your sole discretion determine. Nothing in this Section 6(u) shall operate to relieve the Company of any of its obligations hereunder or to waive any of your rights or remedies against the Company.

SECTION 7.    INTERPRETATION OF AGREEMENT; DEFINITIONS.

       (a) Definitions. Unless the context otherwise requires, the terms hereinafter set forth when used herein shall have the following meanings and the following definitions shall be equally applicable to both the singular and plural forms of any of the terms herein defined:

              "Aggregate Total Cost" shall mean an amount equal to the sum of the Total Cost of all Mortgaged Properties of the Company which were or are subject to the lien of a Mortgage originally delivered on the Closing Date to the Trustees for the benefit of the holders of the Notes under and pursuant to the Agreements.

              "Agreement" shall mean this Agreement and "Agreements" shall mean this Agreement and the similar Agreements dated the date hereof entered into by the Company with the other Purchasers.

              "Business Day" shall mean any day other than a Saturday, Sunday, statutory holiday or other day on which banks in Detroit, Michigan, New York, New York, XXXXXXXXXX or XXXXXXXXXX are required by law to close.

               "Closing Date" shall have the meaning specified in Section 3(b) hereof.

              "Default" shall mean any event which would constitute an Event of Default if all requirements in connection therewith for the giving of notice, the lapse of time, and the happening of any further condition, event or act, had been satisfied.

              "Environmental Legal Requirement" shall mean any international, Federal, state or local statute, law, regulation, order, consent decree, judgment, permit, license, code, covenant, deed restriction, common law, treaty, convention, ordinance or other requirement relating to public health, safety or the environment, including, without limitation, those relating to releases, discharges or emissions to air, water, land or groundwater, to the withdrawal or use of groundwater, to the use and handling of polychlorinated biphenyls or asbestos, to the disposal, treatment, storage or management of hazardous or solid waste, or Hazardous Substances or crude oil, or any fraction thereof, or to exposure to toxic or hazardous materials, to the handling, transportation, discharge or release of gaseous or liquid Hazardous Substances and any regulation, order, notice or demand issued pursuant to such law, statute or ordinance, in each case applicable to the property of the Company and its Subsidiaries or the operation, construction or modification of any thereof, including without limitation the following: the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and the Hazardous and Solid Waste Amendments of 1984, the Hazardous Materials Transportation Act, as amended, the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1976, the Safe Drinking Water Control Act, the Clean Air Act of 1966, as amended, the Toxic Substances Control Act of 1976, the Occupational Safety and Health Act of 1977, as amended, the Emergency Planning and Community Right-to-Know Act of 1986, the National Environmental Policy Act of 1975, the Oil Pollution Act of 1990 and any similar or implementing state law, and any state statute and any further amendments to these laws providing for financial responsibility for cleanup or other actions with respect to the release or threatened release of Hazardous Substances or crude oil, or any fraction thereof and all rules, regulations, guidance documents and publication promulgated thereunder.

              "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

              "Estoppel Agreement" shall have the meaning specified in Section 2 hereof.

              "Event of Default" shall mean any of the Events of Default referred to in Section 6.1 of the Indenture.

              "Fee-Owned Mortgaged Property" and "Fee-Owned Mortgaged Properties" shall have the respective meanings specified in Section 1(a) hereof.

              "Funding Subsidiary" shall have the meaning specified in Section 11 hereof.

              "GAAP" shall mean generally accepted accounting principles.

              "Ground Lease" shall mean that certain Ground Lease dated as of November 2, 1988 from, XXX, a California corporation, as ground lessor, to the

       Company, as ground lessee, as the same may from time to time be supplemented or amended.

              "Hazardous Substance" shall mean any hazardous or toxic material, substance or waste pollutant or contaminant which is regulated as such under any statute, law, ordinance, rule or regulation of any Federal, regional, state or local authority having jurisdiction over the Mortgaged Properties or its use, including but not limited to any material, substance or waste which is: (1) defined as a hazardous substance under Section 311 of the Federal Water Pollution Control Act (33 U.S.C. Section 1317), as amended; (2) regulated as a hazardous waste under Section 1004 of the Federal Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.) as amended; (3) defined as a hazardous substance under Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.), as amended, or (4) defined or regulated as a hazardous substance or hazardous waste under any rules or regulations promulgated under any of the foregoing statutes.

              "Holder" shall have the meaning specified in Section 8 hereof.

              "Improvements" shall have the meaning specified in the Indenture.

              "Improvement Notes" shall mean any of the Improvement Notes issued pursuant to Section 2.2 of the Indenture.

              "Initial Notes" shall have the meaning specified in Section 8 hereof.

              "Institutional Investor" shall mean any of the following Persons:
       (1) any bank, savings and loan association, savings institution, trust company or national banking association, acting for its own account or in a fiduciary capacity, (2) any charitable foundation, (3) any insurance company, (4) any fraternal benefit society, (5) any pension, retirement or profit sharing trust or fund within the meaning of Title I of ERISA or for which any bank, trust company, national banking association or investment adviser registered under the Investment Advisers Act of 1940, as amended, is acting as trustee or agent, (6) any investment company or business development company, as defined in the Investment Company Act of 1940, as amended, (7) any small business investment company licensed under the Small Business Investment Act of 1958, as amended, (8) any broker or dealer registered under the Securities Exchange Act of 1934, as amended, or any investment adviser registered under the Investment Adviser Act of 1940, as amended, (9) any corporation, partnership, Massachusetts or similar business trust or common or collective investment vehicle, (10) any government, any public employees' pension or retirement system, or any other government agency supervising the investment of public funds, (11) any other entity all of the equity owners of which are Institutional Investors or (12) any other Person which may be within the definition of "qualified institutional buyer" as such term is used in Rule 144A, as from time to time in effect, promulgated under the Securities Act of 1933, as amended.

             "Leasehold Mortgaged Property" shall have the meaning specified in Section l(a) hereof.

              "Mortgaged Properties" shall have the meaning specified in
      Section 1 (a) hereof.

              "Notes" shall have the meaning specified in Section 1(a) hereof.

              "Overdue Rate" shall mean the lesser of (a) the maximum rate permitted by applicable law and (b) 11.06% per annum.

              "Pension Plan" shall mean any "employee pension benefit plan", as such term is defined in Section 3(2) of ERISA maintained by the Company and its Subsidiaries for its employees and covered by Title IV of ERISA or to which Section 412 of the Internal Revenue Code of 1986, as amended, applies, as from time to time in effect.

              "Person" shall mean an individual, partnership, corporation, trust, unincorporated association or other organization, or a government or any department or agency thereof.

              "Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

              "Purchasers" shall have the meaning specified in Section 1(a) hereof.

              "Security" shall have the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

              "Total Cost" of a Mortgaged Property shall mean the sum of: (a) the actual construction cost and purchase price, including the cost of land, buildings, signs, landscaping, architectural and engineering fees and the cost of any improvements made thereto, whether financed by Improvement Notes, if any, or otherwise, but excluding the cost of trade fixtures, furniture and equipment and (b) all fees and expenses referred to in Section 9 of this Agreement allocated by the Company to such Mortgaged Property and the physical survey and title charges referred to in Section 6(c) and 6(g) of this Agreement in respect of such Mortgaged Property incurred by the Company in connection with the acquisition of such Mortgaged Property and, the construction of the buildings and improvements thereon; provided that the aggregate amount of the fees, expenses, charges and costs described in this clause (b) and included in the Total Cost of such Mortgaged Property shall not exceed 10% of the aggregate amount thereof

              "U.S. $" or "U.S. Dollars" shall mean lawful currency of the United States of America in same day immediately available freely transferrable funds.

       Words and phrases not otherwise defined herein shall have the meanings assigned thereto in the Indenture.

       (b) Accounting Principles. Where the character or amount of any asset or liability or item of income or expense is required to be deter-mined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, the same shall be done in accordance with United States GAAP, to the extent applicable.

       (c) Directly or Indirectly. Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether the action in question is taken directly or indirectly by such Person.

SECTION 8.        IMPROVEMENT NOTES.

       So long as you or your affiliate or the nominee or transferee of either thereof (herein, in this Section 8 called the "Holder") shall be the holder of any of the Notes (herein, in this Section 8 called the "Initial Notes"), the Company will not issue to anyone Improvement Notes of any series referred to in
Section 2.2 of the Indenture, unless (a) the Company makes a written offer to sell to you the Improvement Notes of such series or any portion thereof as you may desire, upon terms and conditions substantially identical to, and simultaneously with, the offer of such Improvement Notes to the other holders of the Notes, (b) the Company shall consider all bids solicited from such offer in good faith, (c) such offer shall not expire or be revoked for a period (to be specified therein) of not less than 45 days, and (d) you shall reject or not accept such offer within such period; provided, however, if any Holder declines or fails to purchase its pro rata share of any such Improvement Notes, each of the other Holders shall have the right, but not the duty, to purchase a portion thereof proportionate to its respective percentage of the aggregate principal amount of Notes then outstanding. Such Improvement Notes may then be offered to Institutional Investors upon terms substantially identical to those offered to you. Notwithstanding any other provision of this Section 8, neither the Company nor any agent on its behalf will sell or offer any Improvement Notes of such series for sale to, or solicit any offer to buy any thereof from, or otherwise approach or negotiate in respect thereof with, any other Person so as thereby to require registration of such Improvement Notes or the Initial Notes under the provisions of Section 5 of the Securities Act of 1933, as amended, or so as to require the qualification of the Indenture under the Trust Indenture Act of 1939, as amended.

SECTION 9. EXPENSES AND TAXES.

       Whether or not the Notes are sold, the Company will pay all reasonable expenses relating to the transactions contemplated by this Agreement, the Indenture and the Mortgages, including but not limited to:

              (a) the cost of reproducing this Agreement, the Indenture, the Mortgages and the Notes;

              (b) the reasonable fees and disbursements of Chapman and Cutler, your special counsel;

              (c) the reasonable fees and disbursements of each special local counsel;

              (d) the reasonable fees and disbursements of Day, Berry & Howard, counsel to the Trustees;

              (e) the cost of delivering to your home office, insured to your satisfaction, the Note purchased by you on the Closing Date;

              (f) all reasonable fees, costs and other expenses of the Trustees, as trustees under the Indenture and the Mortgages;

              (g) all recording and filing fees and stamp taxes in connection with the recordation or filing and re-recordation or re-filing of the Mortgages, the Estoppel Agreement and financing and continuation statements and other notices of either thereof necessary to maintain the first perfected lien on the Mortgaged Properties under the Indenture and the Mortgages;

              (h) the cost of conducting all reasonable Uniform Commercial Code, judgment and tax lien searches;

              (i) the reasonable fees and disbursements of the Title Company referred to in Section 6(g) hereof in connection with the issuance of the title insurance policies referred to therein and the reasonable fees and disbursements of the civil engineer or surveyor referred to in
       Section 6(c) hereof in connection with the preparation of the survey referred to herein;

              (j) the fees and disbursements of Westinghouse Environmental and Geotechnical, Inc., in connection with the preparation of the engineer's environmental audits or reports referred to in Section 6(j) hereof;

              (k) the reasonable fees and disbursements of P.B.E. Securities, Incorporated, the Company's investment banking firm in connection with the issuance, sale and delivery of the Notes and the fees and commissions payable or claimed to be payable by any other Person in connection with the initial issuance, sale and delivery of the Notes;

               (l) all fees, expenses and disbursements of the Trustees and the holders of the Notes (including without limitation, reasonable attorneys' fees and court costs) relating to any supplemental indentures, amendments, waivers or consents pursuant to the provisions of this Indenture, any of the Mortgages or the Notes (whether or not the same is actually executed or delivered), including without limitation, the fees, expenses and disbursements of the holders of the Notes following the occurrence and during the continuance of a Default or an Event of Default or in connection with any supplemental indenture, amendment, waiver or consent resulting from any work-out, restructuring or similar proceeding relating to the performance or non-performance by the Company of its obligations under the provisions of this Agreement, the Indenture, any of the Mortgages or the Notes as the result of any potential Default or Event of Default or incurred in connection with the enforcement of rights hereunder or under any of the Mortgages or under the Notes as a result of any potential Default or Event of Default, whether or not a lawsuit is filed in connection therewith; and

                (m) all costs, charges and expenses in any way relating to or incurred in connection with the issuance of any series of Improvement Notes, including reasonable attorneys' fees and expenses of the Trustees, the holders of the Notes and the Institutional Investors which will purchase the Improvement Notes, recording fees, premiums covering title insurance and all applicable taxes which may be incurred or imposed by reason of the transactions contemplated by the issuance of Improvement Notes.

        The obligations of the Company under this Section 9 shall survive the payment or prepayment of the Notes and the termination of this Agreement, the Indenture and the Mortgages.

SECTION 10.   PAYMENT OF NOTES.

        The undersigned hereby directs that the provisions of Section 2.4 of the Indenture shall apply with respect to payments on or in respect of the Notes.

SECTION 11.  SUBSTITUTION OF PURCHASER.

        You shall have the right to substitute one of your wholly-owned subsidiaries (the "Funding Subsidiary") as the purchaser of the Notes to be purchased by you by written notice delivered to the Company, which notice shall be signed by you and the Funding Subsidiary, shall be accompanied by the Funding Subsidiary's agreement to be bound by this Agreement and by a confirmation by the Funding Subsidiary of the accuracy with respect to it of the representations set forth in Section 5 hereof (subject to any exception necessary to reflect the intention, if any, of such Funding Subsidiary to transfer to you at a subsequent date all or any portion of the Notes to be purchased by it). The Company agrees that, upon receipt of such notice, wherever the words "you" or "Purchaser" are used in this Agreement, such words shall be deemed to refer to the Funding Subsidiary in lieu of you. The Company understands that in the event the Funding Subsidiary shall purchase the Notes, shortly after the purchase of the Notes and pursuant to a registration statement filed under the Securities Act of 1933, as amended, or in a transaction exempt from the registration requirements of such Act, the Funding Subsidiary may transfer the Notes to you or one of your affiliates whereupon wherever the word "you" is used in this Agreement (other than this Section 11) such words shall be deemed to refer to you or such affiliate, as the case may be, in lieu of the Funding Subsidiary.

SECTION 12.       SUCCESSORS AND ASSIGNS.

       This Agreement shall be binding upon the Company and its successors and assigns and shall inure to your benefit and to the benefit of your successors and assigns, including each successive holder or holders of any Notes.

SECTION 13.    SURVIVAL OF COVENANTS AND REPRESENTATIONS.

       All covenants, representations and warranties made by the Company herein and in any certificates delivered pursuant hereto, shall survive the issuance of the Notes and the delivery of this Ageement and the Notes and shall survive until all of the Notes are paid in full.

SECTION 14.       SEVERABILITY

       Should any part of this Agreement for any reason be declared invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in force and effect as if this Agreement had been executed with the invalid portion thereof eliminated and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this Agreement without including therein any such part, parts or portion which may, for any reason, be hereafter declared invalid.

SECTION 15.       COMMUNICATIONS.

       All communications provided for hereunder shall be in writing, and if to you, delivered or telexed, telegraphed, telecopied or sent by other means of recorded electronic communication (with a copy of any such communication promptly mailed by registered or certified mail or prepaid nationally recognized overnight air courier service) or by prepaid nationally recognized overnight air courier service, in any such case addressed to you at your address appearing on Schedule I to this Agreement or to such other address as you may designate to the Company in writing, and, if to the Company, delivered or telexed, telegraphed, telecopied or sent by other means of recorded electronic communication (with a copy of any such communication promptly mailed by registered or certified mail or prepaid nationally recognized overnight air courier service) or by prepaid nationally recognized overnight air courier service, in any such case addressed to the Company at International Headquarters, 3100 West Big Beaver Road, Troy, Michigan 48084-3163, Attention:
Treasurer, or to such other address as the Company may designate to you in writing.

SECTION 16. LAW GOVERNING.

       THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (NOT THE CONFLICTS LAW) OF THE STATE OF MICHIGAN.

SECTION 17.     COUNTERPARTS.

       This Agreement may be simultaneously executed in any number of counterparts, each of which when so executed and delivered shall be an original, but such counterparts together shall constitute but one and the same instrument.

SECTION 18.     HEADINGS AND TABLE OF CONTENTS.

       The headings of the sections of this Agreement and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

       If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed copy of this Agreement, whereupon it shall become a binding agreement between us.


                                                KMART CORPORATION
                                                By_____________________________
                                                  Its

                                                [VARIATION]

                                                By_____________________________
                                                  Its

                       NAMES AND ADDRESSES OF PURCHASERS


                           [INTENTIONALLY OMITTED]